Exhibit 21.1
Subsidiaries of the Registrant

Subsidiary	Jurisdiction of Formation

ACREFI Operating, LLC	Delaware

ACREFI Holdings DB Member, LLC	Delaware

ACREFI Holdings DB, LLC	Delaware

ACREFI Holdings DB-Series II	Delaware

ACREFI Holdings DB-Series III	Delaware

ACREFI Holdings DB-Series IV	Delaware

ACREFI Holdings DB-Series V	Delaware

ACREFI Holdings DB-Series VI	Delaware

ACREFI Holdings DB-Series VII	Delaware

ACREFI Holdings DB-Series VIII	Delaware

ACREFI Holdings DB-Series IX	Delaware

ACREFI Holdings DB-Series X	Delaware

ACREFI Holdings DB-Series XI	Delaware

ACREFI Holdings DB-Series XII	Delaware

ACREFI Holdings DB-Series XIII	Delaware

ACREFI Holdings DB-Series XIV	Delaware

ACREFI Holdings DB-Series XV	Delaware

ACREFI Holdings DB-Series XVI	Delaware

ACREFI Holdings DB-Series XVII	Delaware

ACREFI Holdings DB-Series XVIII	Delaware

ACREFI Holdings DB-Series XIX	Delaware

ACREFI Holdings DB-Series XX	Delaware

ACREFI Currency, LLC	Delaware

ACREFI Lender, LLC	Delaware

ACREFI I TRS, Inc	Delaware

ACREFI II TRS, Ltd.	Cayman Islands

ACREFI Mezzanine, LLC	Delaware

ACREFI Holdings J-II, LLC	Delaware

ACREFI Mortgage Lending, LLC	Delaware

ACREFI Insurance Services, LLC	Michigan

PEM Kent Holdings, LLC	Delaware

ACREFI Holdings U-1, LLC	Delaware

ACREFI Holdings J-1, LLC	Delaware

Holdings J-1 JV, LLC	Delaware

Operating J-1 JV, LLC	Delaware

ACREFI W-1, LLC	Delaware

ACREFI W-2, LLC	Delaware

ACREFI Cash Management, LLC	Delaware

ARM Operating, LLC	Delaware

ARM I, LLC	Delaware

ARM I WL, LLC	Delaware

ARM II, LLC	Delaware

ARM II SPE, LLC	Delaware

ARM I QRS, Inc.	Delaware

ARM Cash Management, LLC	Delaware

ARM TRS, LLC	Delaware

ARWL 2013-1 Trust	Delaware

ARWL 2013-1 REO Trust	Delaware

ARWL 2014-1 Trust	Delaware

Apollo Residential Mortgage Loans, LLC	Delaware

Apollo Residential Mortgage Securities, LLC	Delaware

ACREFI GS Member, LLC	Delaware

ACREFI GS, LLC	Delaware

ACREFI CS Member, LLC	Delaware

ACREFI CS, LLC	Delaware

ACREFI CS U Member, LLC	Delaware

ACREFI CS U, LLC	Delaware

ACREFI HS Member, LLC	Delaware

ACREFI HS, LLC	Delaware